BOND MARKET INDEX FUND

Class	J	Inst.	R-1	R-2	R-3	R-4	R-5
Ticker Symbol(s)	PBIJX	PNIIX	PBIMX	PBINX	PBOIX	PBIPX	PBIQX
Principal Funds, Inc. Summary Prospectus December 31, 2018 as amended March 18, 2019
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated December 31, 2018, as supplemented on March 18, 2019 and the Statement of Additional Information dated December 31, 2018, as supplemented on March 18, 2019 (which may be obtained in the same manner as the Prospectus).
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery, you may elect to receive reports and other communications from the Fund electronically by visiting our website at www.principalfunds.com/edelivery for instructions on enrolling in eDelivery or calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary. You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your reports, you can inform the Fund by calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.35%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	0.27%	1.15%	1.02%	0.84%	0.65%	0.53%
Fee Waiver and Expense Reimbursement (1) (2)	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.66%	0.17%	1.05%	0.92%	0.74%	0.55%	0.43%

(1)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending December 30, 2019. The fee waiver will reduce the Fund's Management Fees by 0.10% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

(2)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.71% for Class J, 0.16% for Institutional, 1.04% for Class R-1, 0.91% for Class R-2, 0.73% for Class R-3, 0.54% for Class R-4, and 0.42% for Class R-5 shares. It is expected that the expense limits will continue through the period ending December 30, 2019; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$167	$233	$413	$933
Institutional Class	17	77	142	333
Class R-1	107	355	623	1,389
Class R-2	94	315	554	1,239
Class R-3	76	258	456	1,028
Class R-4	56	198	352	801
Class R-5	44	160	286	655
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$67	$233	$413	$933

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Effective July 1, 2019, delete the Annual Fund Operating Expenses table and Example, and replace with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees(1)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Distribution and/or Service (12b-1) Fees	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.35%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.65%	0.16%	1.04%	0.91%	0.73%	0.54%	0.42%
Expense Reimbursement (2)	--	--	--	--	--	--	--
Total Annual Fund Operating Expenses after Expense Reimbursement	0.65%	0.16%	1.04%	0.91%	0.73%	0.54%	0.42%

(1)	Fees have been restated to reflect current fees.
(2)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.71% for Class J, 0.16% for Institutional, 1.04% for Class R-1, 0.91% for Class R-2, 0.73% for Class R-3, 0.54% for Class R-4, and 0.42% for Class R-5 shares. It is expected that the expense limits will continue through the period ending December 30, 2019; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$166	$208	$362	$810
Institutional Class	16	52	90	205
Class R-1	106	331	574	1,271
Class R-2	93	290	504	1,120
Class R-3	75	233	406	906
Class R-4	55	173	302	677
Class R-5	43	135	235	530
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$66	$208	$362	$810

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 102.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund uses a passive investment approach known as "sampling" to invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to track the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products). As of August 31, 2018, the Index was composed of 10,038 issuers. The Index is rebalanced monthly to reflect securities that have dropped out of or entered the Index in the preceding month. Generally, the Fund makes corresponding changes to its portfolio shortly after Index changes are made public. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Fund uses a sampling methodology to purchase securities with generally the same risk and return characteristics of the Index. Under normal circumstances, the Fund maintains an average portfolio duration that is in line with the duration of the Index, which as of August 31, 2018 was 6.00 years. The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated. Because the Fund's portfolio turnover rate during the most recent fiscal year was more than 100%, the Fund is considered actively traded.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise and generally increases when interest rates fall. Higher interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.

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Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's shares were first sold (December 30, 2009).
For periods prior to the inception date of Class J shares (March 16, 2010), the performance shown in the table for Class J shares is that of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses of the Class J shares. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 30, 2009.
During 2014, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

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Total Returns as of December 31 (1)

Highest return for a quarter during the period of the bar chart above:	Q3 '11	3.76%
Lowest return for a quarter during the period of the bar chart above:	Q4 '16	(3.12)%
(1) The year-to-date return as of September 30, 2018 was (1.74)% for Institutional Class shares.

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Years		Life of Fund
Institutional Class Return Before Taxes	3.31%	1.94%	(1)	3.33%	(1)
Institutional Class Return After Taxes on Distributions	2.27%	1.01%	(1)	2.45%	(1)
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	1.87%	1.05%	(1)	2.21%	(1)
Class J Return Before Taxes	1.97%	1.24%	(1)	2.60%	(1)
Class R-1 Return Before Taxes	2.46%	0.84%		2.30%
Class R-2 Return Before Taxes	2.52%	0.96%		2.42%
Class R-3 Return Before Taxes	2.71%	1.15%		2.61%
Class R-4 Return Before Taxes	2.80%	1.34%		2.80%
Class R-5 Return Before Taxes	3.09%	1.46%		2.93%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%		3.59%
(1) During 2014, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

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Management
Investment Advisor:
Principal Global Investors, LLC
Sub-Advisor and Portfolio Managers:
BNY Mellon Asset Management North America Corporation (Effective on or about January 2, 2019, this Sub-Advisor will change its name to Mellon Investments Corporation.)

•	Paul Benson (since 2015), Managing Director, Head of Multi-Factor and Index Fixed Income Portfolio Management

•	Gregg Lee (since 2010), Vice President, Senior Portfolio Manager, Fixed Income

•	Nancy G. Rogers (since 2015), Director, Senior Portfolio Manager, Fixed Income

•	Stephanie Shu (since 2015), Director, Senior Portfolio Manager, Fixed Income
Effective July 1, 2019, delete the Management section (including Investment Advisor and Sub-Advisor and Portfolio Managers), and replace with the following:
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Darryl Trunnel (since 2019), Portfolio Manager

•	Randy Woodbury (since 2019), Portfolio Manager
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 430 W. 7th Street, Ste. 219971, Kansas City, MO 64105-1407 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares are no longer available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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